Pieris Pharmaceuticals Immuno-oncology Presentation November 2018

# Expanding the Playing Field for Therapeutic Proteins

- An industry-validated class of novel therapeutics
  - Anticalin® proteins
  - $120+M in upfront payments and milestones since January 2017
- Potentially transformative, wholly owned IO program
  - **PRS-343**, clinical-stage, tumor-targeted 4-1BB bispecific
- High-value, inhaled targeted respiratory program
  - **PRS-060**, clinical-stage inhaled IL-4Ra antagonist
  - partnered with AstraZeneca – retained co-dev/US comm rights
- All three anchor partnerships include US-focused commercialization rights
- Robust IND engine that has yielded several clinical-stage candidates with excellent drug-like properties



Immuno-oncology



Respiratory

ANCHOR PARTNERSHIPS | SERVIER AstraZeneca SeattleGenetics

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Diversified Pipeline with an IO and Respiratory Focus IMMUNO‐ONCOLOGY PROGRAMS Program Target Indication Discovery Preclinical Phase 1 Phase 2 Partner PRS-343 HER2 / 4-1BB Immuno-oncology (Bispecific) PRS-300s n.d. Immuno-oncology PRS-344* PD-L1 / 4-1BB Immuno-oncology (Bispecific) PRS-332* PD-1 / n.d. Immuno-oncology (Bispecific) Servier* n.d. / n.d. Immuno-oncology (3 Programs) (Bispecific) Seattle Genetics* n.d. / n.d. Immuno-oncology (3 Programs) (Bispecific) RESPIRATORY PROGRAMS Program Target Indication Discovery Preclinical Phase 1 Phase 2 Partner PRS-060* IL4Ra Asthma AstraZeneca* n.d. Respiratory (4 Programs) Diseases Respiratory PRS-Respiratory n.d. Diseases ANEMIA Program Target Indication Discovery Preclinical Phase 1 Phase 2 Partner PRS-080* Hepcidin Anemia *Pieris retains an option for U.S. rights on PRS-344, PRS-332 and one additional Servier program and one Seattle Genetics program; U.S. co-commercialization on PRS-060 and two additional AstraZeneca programs; Major-markets (ex-Japan) on PRS-080 3 Non‐confidential Information

Anticalin Technology Background Expanding the Playing Field for Therapeutic Proteins

Anticalin Proteins – A Novel Therapeutic Class with Favorable Drug Properties • Derived from lipocalins (human extracellular binding proteins) - multifunctional, non-immunogenic polypeptides • Engineerable binding pocket for robust target engagement • Small size (18 kDa vs 150kDa mAbs) • Can be formulated for inhalable delivery • Can be formatted into novel bi- and multi-specific constructs Underpinned by a Powerful Drug Discovery Platform • Highly diverse libraries (>1011) of potential drug candidates • Automated high-throughput drug screening technology (phage display) - High hit rates, quick to development candidates, versatile use • Extensive protein engineering know-how 5 Non‐confidential Information

# Anticalin Protein-based Drug Candidates can be Tailored to Multiple Formats

**Building Blocks**


Anticalin Protein
Antibody
Fc


Multispecific
Fc-Anticalin Proteins
Tetra'
Tri'
Bi'
Mono'
Pure
Anticalin Proteins
PRS-060
PRS-343
Multispecific
mAb-Anticalin Proteins

**Potent Multi-target Engagement • Novel Inhaled and Multispecific MoA • Favorable Drug-like Properties**

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A Unique, Robust and Versatile Multispecific Platform • Ability to generate multispecific constructs with antibody‐like biophysical properties Favorable Drug Properties   • Anticalin proteins are based on stable human extracellular binding proteins • Geometry and valency can be optimized to specific target combinations and desired MoA Versatile and Flexible Design  • Flexible bispecific design (bivalent or tetravalent target engagement for each target) • Bi‐, tri‐ and tetravalent multispecific (targeting  up to four different targets) Platform Cell Line Development  • High titers, up to 10 g/L, achieved for multiple Anticalin‐antibody fusion proteins & Manufacturing Process  • Standard antibody upstream and downstream process   7 Non‐confidential Information

Anticalin Proteins in Immuno-Oncology Tumor-Localized Immune Cell Activation

# 4-1BB (CD137): Validated Target in Need of Appropriate Drug

- Marker for tumor-specific T cells in TME
- Ameliorates T cell exhaustion & critical for T cell expansion
- Drives anti-tumor cytolytic activity
- Drives central memory T cell phenotype

*Systemically agonizing 4-1BB mAb (urelumab) has shown clinical activity yet caused significant toxicity*



HER2+ Tumor Cell
Tumor-Specific T-cell
PRS-343
HER2-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

**PRS-343 was designed for TME-specific 4-1BB activation***

*4-1BB *trimerization* required for activation

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PRS-343, 4-1BB Bispecific Drug Candidate for HER2+ Solid Tumors

# Bispecific Geometry Impacts Immune Synapse & Efficacy



## Bispecific Geometry / Immune Synapse | Retained Target Engagement | Impact on Efficacy



~15nm
C-terminal Heavy chain fusion
~8nm
C-terminal Light chain fusion
~5nm
N-terminal Heavy chain fusion
~5nm
N-terminal Light chain fusion
CD137 binding
Her-2 binding
RFU
Drug conc [nM]
IL-2 [pg/mL]
concentration [nM]
ctrl
Construct A
Construct B
construct C
construct D
Stand-alone building block affinity
Bispecific-based building block affinity

## The Natural Immune Synapse



13.4 nm
TNFRSL
(e.g. 4-1BB Ligand)
TNFRS
(e.g. 4-1BB)

## Efficacy Experimental Design



IL-2
IFN-γ
T Cell
Activation
Signal 1
Signal 2
4-1BB/HER2 bispecific
4-1BB
HER2
α-CD3 Antibody
Culture Dish
HER2+ Tumor Cell

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PRS-343 Leads to HER2-Dependent T-cell Costimulation Cell activation = IL‐2 response Ex vivo T‐cell Activation Assay   PRS‐343 IFN‐ IL‐2 TCell Activation PRS‐343 Signal 1 Signal 2 Excess Trastuzumab IL‐2 response with Her2 blockade PRS‐343 + excess trastuzumab -CD3 -CD3Antibody antibody + Culture Dish HER2 SKBR3 cells 12 Non‐confidential Information

PRS-343-induced T-cell Activation Correlates with HER2 Expression Level Costimulatory T-cell activation was evaluated using PRS-343 for a series of tumor cell lines and primary cells covering a wide range of HER2 positivity Tumor cell lines Healthy tissue‐derived cell lines T‐cell activation (statistical significance) Normalized HER2  surface expression level (log scale) • Notably, costimulatory activity was observed in cell lines (SUM225 and JIMT-1) described as resistant to conventional HER2-targeted therapy • Mode of action supports anticipated low toxicity against healthy tissue 13 Non‐confidential Information

PRS-343 Shows Bifunctional Activity – Dose-dependent Tumor Growth Inhibition and CD8(+)TIL Expansion in HER2+ Ovarian Cancer Model • PRS-343 shows dose-dependent tumor growth inhibition, which is dominated by anti-HER2 activity • PRS-343 leads to strong and dose-dependent lymphocyte infiltration in tumors; monospecific anti-HER2 mAb (IgG4 backbone) lacks this activity • Monospecific anti-4-1BB benchmark mAb shows insignificant response compared to isotype control and no significant tumor infiltration of lymphocytes Tumor growth (Median) TIL frequency (hCD45) TIL phenotyping by IHC 40 hCD3 hCD4 hCD8 Plot 35 CD3 CD4 CD8 30 CD45 100µg 30 25 20 PRS-343 10 20 Frequency [%] 0 15 30 CD3 CD4 CD8 CD45 10 100µg 20 Isotype Ctrl 10 anti-hCD45 IHC [%] Frequency [%] Frequency 0 DAB-positive area of 5 30 CD3 CD4 CD8 0 CD45 100µg 20 y rl 7 Incomplete l t 43 3 Anti-4-1BB 10 n MC c 3 343 G4 1 o - [%] Frequency group due to -Ig 0 C PB pe s mortality RS a i-CD no ty PRS- P r t g n PBM Iso µg g T SK-OV-3 tumor model 4 µ g a 20µg PRS-3430 µ 200µ 100µg PRS-343 8 0 0 1 14 Non‐confidential Information

PRS-343 Avoids Unwanted Effect of Peripheral T-Cell Activation, Unlike Systemic 4-1BB Agonist Antibody • Unlike PRS-343, anti-4-1BB benchmark mAb shows accelerated graft-versus-host-disease with significant mortality in line with literature data1 • Toxicity observed with mAb likely corresponds to indiscriminate peripheral T cell activation Survival PBMC phenotyping at day 19 % CD45+ % CD8+ of PBMC of CD45+ 1Sanmamed et al., Cancer Res. 2015 Sep 1;75(17):3466-78. 15 Non‐confidential Information

PRS-343 Mediates 4-1BB-Based Anti-tumor Activity and Enhanced Tumor Growth Inhibition in Adoptive T Cell Transfer Model Testing effect of PRS‐343 mediated tumor targeted 4‐1BB             costimulation in adoptive T cell transfer model* FA6-2/A11/Ex-ErBB2 • Tumor‐specific human T cells generated by transduction with TCR  specific for mutant KRAS/HLA‐A*11:01 (anti‐KRAS G12D TCR) 500 • Immune‐deficient mice implanted with HER2+ KRAS mutant human  tumor and then treated with G12D tumor‐specific human T cells • Impact on tumor growth of PRS‐343 therapy in combination with  400 ) 2 tumor‐targeted T cells PBS *Model described in Wang et al., Cancer Immunol Res. 2016 Mar;4(3):204‐14  300 Mock Mock+Her2 IgG4 control Anti‐KRAS G12D TCR + Tras IgG4 control 200 Mock+PRS-343 Tumor size (mm Anti-KRAS G12D TCR Anti‐KRAS G12D TCR alone 100 Anti-KRAS G12D TCR + PRS-343 Anti-KRAS G12D TCR + Her2 IgG4 control Anti‐KRAS G12D TCR + PRS‐343  (P=0.028 versus T cells alone)  0 0 7 14 21 28 35 42 49 Days post ACT • The KRAS tumor cell line used in this model has been transfected with truncated HER2 to enable binding of PRS‐343 but avoiding anti‐HER2‐signaling mediated anti‐tumor activity.  • No anti‐tumor effect of PRS‐343 was observed In a parallel study using non‐HER2 transfected KRAS mutant tumor cells, confirming PRS‐343’s HER2+ tumor targeted  MoA. 16 Non‐confidential Information

PRS-343 Phase I Escalation and Expansion Trials HER2+ all-comers to efficiently EXPANSION interrogate therapeutic window during escalation Bladder First patient dosed September 2017 Treating patients with HER2+  solid tumors Gastric Dose‐escalation trial with 11 cohorts ongoing Initial PK, safety, tolerability and biomarker  data by year end of 2018 Other(s) First patient dosed in combination with  atezolizumab (Tecentriq®) in August 2018 (drug supply agreement with Roche) ESCALATION      MD Anderson Cancer Center 17 Non‐confidential Information

PRS-344 (PD-L1/4-1BB) Simultaneous Costimulatory T-cell Engagement and Checkpoint Inhibition

# PRS-344: PD-L1/4-1BB Antibody-Anticalin Bispecific



- Combining the benefits of tumor-localized 4-1BB agonism with PD-L1 blockade
- Pan-tumor opportunity
- Partnered with Servier
- Publications support preclinical rationale of the combination as evidenced below:

***Synergistic Response of PD-1+4-1BB Combination Demonstrated In Preclinical Models***

PD-L1 Targeted Antibody



4-1BB-Targeting Anticalin Proteins



IgG
0/8 tumor free
0/8 PR
αPD1
0/8 tumor free
1/8 PR
α41BB
0/8 tumor free
5/8 PR
αPD1 + α41BB
4/9 tumor free
2/9 PR
tumor size (mm²)
250
200
150
100
50
0
10
20
days

**PD-1+4-1BB combo demonstrates robust preclinical anti-tumor activity**



CD8+
TIL
LN
IgG
anti-PD1
anti-41BB
anti-PD1
anti-41BB
36.0
49.3
6.09
8.62
38.8
6.03
50.4
4.74
30.7
12.9
50.0
6.39
55.1
11.5
30.3
3.10
56.9
22.2
17.5
3.43
MitoFM
2NBDG
0

Adapted Menk *et al.* JEM (2018)

**4-1BB agonism enhances mitochondrial function in T cells**

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PRS‐344: Localized, Simultaneous Costimulatory T‐cell Engagement and Checkpoint  Inhibition to Provide Synergistic Efficacy With Favorable Therapeutic Window PRS‐344 drives checkpoint blockade activity similar to  anti‐PD‐L1 antibody building block and benchmark PRS‐344‐mediated costimulation is strictly PD‐L1 dependent, reducing the risk of peripheral toxicity Co‐culture with PD‐L1 positive cells Co‐culture with PD‐L1 negative cells 20 Non‐confidential Information

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